                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 Current Report
                      Pursuant to Section 13 or 15d of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) :   May 27, 2003

                            SPIEGEL, INC.

    (Exact name of registrant as specified in its charter)


    Delaware                 0-16126             36-2593917
 (State or other          (Commission file    (I.R.S. Employer
   jurisdiction of          number)             Identification No.)
   incorporation or
   organization)

   3500 Lacey Road
   Downers Grove, IL                            60515-5432
  (Address of principal executive offices)      (Zip Code)


                          (630) 986-8800
       (Registrant's telephone number, including area code)

                             No Change
  (Former name or Former address, if changed since last report)

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ITEM 9. OTHER EVENTS AND REGULATION FD DISCLOSURE

Spiegel, Inc. (the "Company") filed its monthly operating report for the period commencing March 17, 2003 and ended April 26, 2003 (the "Operating Report") with the United States Bankruptcy Court for the Southern District of New York, a copy of which is attached hereto as Exhibit 99, in connection with its voluntary petitions for reorganization under Chapter 11 of title 11 of the United States Bankruptcy Code in Case No. 03-11540.

The Company cautions readers not to place reliance upon the information contained therein. The Operating Report contains unaudited information, is limited in scope, covers a limited time period and is in a format prescribed by the applicable bankruptcy laws. There can be no assurance that the Operating Report is complete. The Company also cautions readers to read the Cautionary Statement contained as part of the Operating Report.

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
       (c)     Exhibit.     Document Description

                 99 Monthly Operating Report for the Period March 17, 2003 to April 26, 2003.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       SPIEGEL, INC.
                                       (Registrant)

Dated:   May 27, 2003           By:   /s/ James M. Brewster
                                     -------------------------
                                     James M. Brewster
                                     Senior Vice President
                                     and Chief Financial Officer
                                     (Principal Accounting and
                                      Financial Officer)

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EXHIBIT INDEX

       Exhibit Number         Document Description

             99 Monthly Operating Report For The Period March 17, 2003 to April 26, 2003.







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